UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FLIR SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 22, 2016.

FLIR SYSTEMS, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 22, 2016
Date: April 22, 2016 Time: 10:00 AM, PDT
	Location:	FLIR Systems, Inc.
27700 SW Parkway Avenue
Wilsonville, OR 97070
FLIR SYSTEMS, INC. 27700 SW PARKWAY AVENUE WILSONVILLE, OR 97070 ATTENTION: HEATHER CHRISTIANSEN

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR

the following proposals:

1.	Election of Directors

Nominees:

1a.	John D. Carter

1b.	William W. Crouch

1c.	Catherine A. Halligan

1d.	Earl R. Lewis

1e.	Angus L. Macdonald

1f.	Michael T. Smith

1g.	Cathy A. Stauffer

1h.	Andrew C. Teich

1i.	John W. Wood, Jr.

1j.	Steven E. Wynne

2.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

3.	The Amendment no. 1 to the Company’s Second Restated Articles of Incorporation to eliminate the supermajority voting requirement and adopt a simple majority voting standard for the removal of directors, as described in the proxy statement.

4.	The Amendment no. 2 to the Company’s Second Restated Articles of Incorporation to eliminate the supermajority voting requirement and adopt a simple majority voting standard to amend, alter, change or repeal the provision relating to the removal of directors in the Company’s Second Restated Articles, as described in the proxy statement.

The Board of Directors recommends you vote AGAINST the following proposal:

5.	The shareholder proposal regarding proxy access, as included in the proxy statement.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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